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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

       CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

                                August 10, 1999


                            FINANCIALWEB.COM, INC.


    Nevada                  (commission file #)                93-1202428



                                201 Park Place
                                   Suite 321
                       Altamonte Springs, Florida 32701




                                 (407)834-4443
                        (Registrant's telephone number)



                            FinancialWeb.com, Inc.
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            (Exact name of registrant as specified in its charter)


              NEVADA              (Commission File #)             93-1202428
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(State or other jurisdiction of   (Commission                 (I.R.S. Employer
incorporation or organization)    File Number)               Identification No.)

          201 Park Place
          Suite 321
          Altamonte Springs, FL                             32701
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(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:       (407)834-4443


                                      N/A
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         (Former name or former address, if changed since last report)



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August 10, 1999                                               Page 2 of 4


Item 4.  Changes in Registrant's Certifying Accountant

         On August 10, 1999, the Registrant notified Jere Lane, CPA that his services as the Registrant's independent auditor were concluded as of August 10, 1999.

         The Registrant and Jere Lane have not, in connection with the audit of the Registrant's financial statements for each of the prior two years ended December 31, 1997 and December 31, 1998 or for any subsequent interim period prior to and including August 10, 1999, had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Mr. Lane's satisfaction, would have caused Mr. Lane to make reference to the subject matter of the disagreement in connection with his reports.

         The reports of Mr. Lane on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report of Mr. Lane on the Company's financial statements for the year ending December 31, 1998 included an explanatory paragraph relating to an uncertainty about the Company's ability to continue as a going concern.

         The decision to change accountants was approved by the Registrant's board of directors.

         On August 10, 1999, the Registrant appointed Deloitte & Touche as its independent accountant and Deloitte & Touche accepted such appointment.

         The Registrant had no relationship with Deloitte & Touche required to be reported pursuant to Regulation S-K item 304(a)(2) during the two fiscal periods ended December 31, 1997 and December 31, 1998, or the subsequent interim period prior to and including August 10, 1999.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits
             16.1 Letter from Jere Lane regarding his concurrence with the Registrant's Statement regarding change of accountants.


                                      -2-
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                                                                     Page 3 of 4


                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FinancialWeb.com, Inc.


Date:  August 10, 1999                 By: /s/ James Pl Gagel
                                           ------------------------------
                                       James P. Gagel
                                       Executive Vice President
                                       FinancialWeb.com, Inc.